SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 14, 2004


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          New York                      0-28666               14-1702188
 ------------------------------  ----------------------  -------------------
(State or Other Jurisdiction of (Commission File Number) (IRS Employer
            Incorporation)                               Identification Number)



        122 Smith Road, Kinderhook, NY                      12106
        ---------------------------------------------------------
        (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 14, 2004 the Registrant engaged UHY LLP ("UHY") to serve as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2004. UHY's engagement as the Registrant's new auditors will be effective for the fiscal quarter ending September 30, 2004. The Registrant's engagement of UHY was approved by its Audit Committee.

         Prior to UHY's engagement, the Company did not consult with UHY and receive either written or oral advice from UHY that was an important factor considered by the Registrant in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. In addition, the Registrant has not consulted with UHY concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) of Regulation S-B.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated: October 18, 2004       By:   /s/ Keith E. Palmer
                                 -----------------------------------------------
                                    Keith E. Palmer
                                    Chief Financial Officer


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